UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22986

Aberdeen Standard Investments ETFs
(Exact name of registrant as specified in charter)

712 Fifth Avenue – 49th Floor

New York, New York 10019

(Address of principal executive offices) (Zip code)

The Corporation Trust Company
1209 Orange Street
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (844) 383-7289

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports To Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Aberdeen Standard Investments ETFs
Annual Report

December 31, 2019

Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF (BCI)

Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (BCD)

Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF (AOIL)*
(formerly, Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF)

Principal U.S. Listing Exchange: NYSE Arca

* The Fund liquidated on February 20, 2020.

Beginning with the shareholder report for the period ending December 31, 2020, as permitted by regulations adopted by the Securities and Exchange Commission (the “SEC”), paper copies of a Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by following instructions included with this disclosure or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following instructions included with this disclosure or by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

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Table of Contents

Aberdeen Standard Investments ETFs

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)

The following comments are a presentation of our 2019 annual report. Included are performance results, fund summaries, and an investment commentary for the period ending December 31, 2019.

Funds	Ticker	Asset Class	Inception Date
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	BCI	Broad Commodity	March 30, 2017
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	BCD	Broad Commodity	March 30, 2017
Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF	AOIL	Energy	March 30, 2017

Source: Aberdeen Standard Investments. For illustrative purposes only.

Commodities Market Outlook

Performance appeared to be mixed in 2019 for broad commodities, with energy elements such as Unleaded Gas and Crude Oil leading the way, while Natural Gas and Agriculture struggled to find their footing.

The primary storyline in 2019 was the U.S. / China relationship. China is not just a massive commodity consumer. The ebb-and-flow of China’s trade dynamics with the U.S. had a direct impact on commodity prices. Commodities and the Chinese equity market turned lower together in early 2018 as the trade war began. Since then, the trade war has impacted manufacturing activity, disrupted trade patterns, and reduced China’s purchases of many commodities. Given the pressure exerted on the Chinese economy and the U.S. election cycle, it’s reasonable to believe that the recent progress in trade negotiations may be maintained in 2020. The Phase One trade announcement in December included China’s commitment to purchase $50 billion of U.S. agriculture. In the context of historical trade flows, this appears to be an inflated number, but nonetheless, it signals intent to resume purchases of extremely large volumes of U.S. origin commodities. More important than the disruption of trade patterns, the trade wars lowered business confidence. Less business confidence weakened the commodity-sensitive manufacturing sector globally. However, the sector’s weakness appears to have bottomed in 4Q19, consistent with recent positive developments in trade negotiations. A stable or strengthening manufacturing sector may support commodity prices.

The inverse relationship between the strength of the U.S. dollar and the price of commodities has held well over time.

That relationship isn’t a constant as political, economic or supply-demand fundamentals may trump dollar strength at times of stress.

As such, a strong U.S. dollar makes commodities more expensive for non-dollar consuming countries. A weaker dollar allows consumers to purchase more commodities for the same amount of their local currency. It doesn’t even have to be a dramatic fall in the dollar: a perceived significant weakness could be enough.

While stock prices are currently at all-time highs, commodity prices are as cheap today, relative to stocks, as they have been for decades.2 Maybe not historical lows, but relatively speaking, commodities have not enjoyed the same boost from asset-boosting policies like quantitative easing (introduction of new money into the money supply by a central bank) that stock prices have seen. Dollar weakness alone may create support for prices this year. There are plenty of reasons - from deficit spending, to political risk or the popping of a corporate debt bubble - for the dollar to weaken.

The U.S. Federal Reserve has hinted at no rate hikes in 2020, which may keep the dollar in check.

Commodities are a diverse asset class with many variables impacting supply and demand. Nonetheless, the headwinds of recent years are abating which may provide support for prices. Improving fundamentals, geopolitical risks, and attractive values relative to financial assets, may suggest that this diversifying asset class warrants inclusion in an investor’s 2020 portfolio.

1The Fund liquidated on February 20, 2020. Prior to its liquidation, effective February 28, 2019, the Fund changed its name from Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF to Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF in connection with changes to the Fund’s investment objective, primary index and principal investment strategy.

2“Commodities may not stay cheap forever.” Financial Times, January 12, 2020.

Aberdeen Standard Investments ETFs

Management's Discussion of Fund Performance (Unaudited) (continued)

Market Environment during 2019

Commodity Market

For the period January 1, 2019 through December 31, 2019, the Bloomberg Commodity Index Total Return (“BCOM TR Index”) increased 7.7%. The BCOM TR Index is composed of futures contracts and reflects the returns of a fully collateralized investment in the Bloomberg Commodity Index Excess Return (“BCOM”), which reflects commodity futures price movements. The BCOM TR Index combines the returns of BCOM with the returns on cash collateral invested in 3-month U.S. Treasury Bills.

The energy sector was up 11.8% over the period and comprised 29% of the BCOM TR Index. The performance in the sector was mixed, with natural gas prices dropping 37% on the year, while WTI and Brent crude oil prices both rose 34-36% on the year. The bulk of the run up in both crude oil prices occurred during the second half of 2019. In 2020, crude oil is expected to encounter headwinds, largely related to oversupply and a sustained pullback in the stock market. For about the past five years, crude oil has had a propensity to follow decreasing yields and when equities correct, crude oil tends to follow such market moves.

The base metals sector was up 7.0% over the period and comprised 19% of the BCOM TR Index. The performance in the sector was also mixed. Aluminum and zinc were down 1% and 4%, respectively, while copper and nickel were up 7% and 33%, respectively, during the period. Due to these mixed results in the sector, the outperformance of nickel helped offset the underperformance of aluminum and zinc. As with energy, the primary risk for industrial metals in 2020 is some mean reversion (a movement towards average prices over time) in elevated stock market prices, as industrial metals tend to be fairly correlated (0.4-0.7) to equities markets.

The agriculture sector was up 1.7% over the period and comprised 30% of the BCOM TR Index. The performance of the agriculture sector was largely driven by grains, which were down 1% over the period. Grain makes up 80% of the agriculture sector and 24% of the BCOM TR Index as a whole. An increase in US grain exports should support agriculture prices in 2020, however an appreciating US dollar is historically required for a sector bottom. Mean reversion due to beat-down prices over the last six years of the decade are also supportive for the sector in 2020.

The precious metals sector was up 17% over the period and comprised 16% of the BCOM TR Index. The performance of the precious metals sector was driven by gains in gold of 18%, as well as a gain of 14% for silver. Gold is ending 2019 at the best level in six years. A combination of sustained dollar strength and lower stock-market volatility should be needed to hold back recovering gold prices. A primary component for more gold-price gains in 2020 and the coming decade is higher stock-market volatility.

Fixed Income

Over the period January 1, 2019 to December 31, 2019, the U.S Federal Reserve Bank decreased the federal funds target range three times, once in the July Federal Open Market Committee (“FOMC”) meeting, once in the September FOMC meeting, and once in the October FOMC meeting. The target range for the federal funds rate decreased from 2.25% - 2.50% to 1.50% - 1.75%. Following the March FOMC meeting, the Federal Reserve Bank did not believe growth and inflation were strong enough to warrant another increase, contradicting the 2019 forecast of raising rates to 2.75% - 3%. In the July meeting, the FOMC cut rates for the first time since December 2008 due to soft business spending and concerns about inflation being slightly below its 2% target. In the September meeting, the FOMC lowered rates again, as members were concerned regarding a possible global economic slowdown. In the October meeting, the FOMC lowered rates for a third time due to ongoing global concerns and inflation targets, while also stating that it would not lower rates again in 2019.

Over the period, 3-month U.S. Treasury Bill rates fell 87 basis points from 2.42% to 1.55%. Over this same period, the 10-year U.S Treasury rate fell 74 basis points from approximately 2.66% to 1.92%.

Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF (BCI)

Investment Objective

The Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF (the “Fund”) seeks to provide total return through actively managed exposure to the Bloomberg Commodity Index Total ReturnSM (the “Index”).

Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that is not required to track the Index or invest in all of the Index’s components. However, the Fund will generally seek to hold similar interests to those included in the Index and will seek exposure to many of the commodities included in the Index under the same futures rolling schedule as the Index. The Fund will also hold short-term

Aberdeen Standard Investments ETFs

Management's Discussion of Fund Performance (Unaudited) (continued)

fixed-income securities, which may be used as collateral for the Fund’s commodities futures holdings or to generate interest income and capital appreciation on the cash balances arising from its use of futures contracts (thereby providing a “total return” investment in the underlying commodities).

Under normal market conditions, the Fund intends to achieve its investment objective by investing in exchange-traded commodity futures contracts through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). As a means to provide investment returns that are highly correlated to those of the Index, the Subsidiary may also invest directly in commodity-linked instruments, including pooled investment vehicles (such as exchange-traded funds and other investment companies), swaps and exchange-traded options on futures contracts, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) and any applicable exemptive relief (collectively, “Commodities-Related Assets” and, together with exchange-traded commodities futures contracts, “Commodities Instruments”). The Fund may invest up to 25% of its total assets in the Subsidiary.

The remainder of the Fund’s assets that are not invested in the Subsidiary (i.e., at least 75% of the Fund’s total assets) will principally be invested in: (1) short-term investment grade fixed-income securities that include U.S. government securities and money market instruments; and (2) cash and other cash equivalents. The Fund will exercise its discretion to use such instruments to most efficiently utilize the cash balances arising from the use of futures contracts and generate a total return for investors.

As noted previously, the Fund will not invest directly in commodity futures contracts but, instead, expects to gain exposure to these investments exclusively by investing in the Subsidiary. The Fund’s investment in the Subsidiary is intended to enable the Fund to gain exposure to relevant commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodity futures contracts. The Subsidiary and the Fund have the same investment objective. However, the Subsidiary may invest without limitation in the Commodities Instruments. Except as otherwise noted, for the purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary.

The Advisor and Sub-Advisor will use their discretion to determine the percentage of the Fund’s assets allocated to the Commodities Instruments held by the Subsidiary that will be invested in exchange-traded commodity futures contracts or Commodities-Related Assets. In this regard, under normal market conditions, the Subsidiary is expected to invest in futures contracts in proportional weights and allocations that are similar to the Index. The Fund does not seek leveraged returns. However, the Fund’s use of instruments to collateralize the Subsidiary’s investments in Commodity Instruments has a leveraging effect and is designed to provide a total return.

The Index is a widely followed commodity index which is calculated and published by Bloomberg L.P. and/or Bloomberg Finance L.P. and/or an affiliate of them (together, “Bloomberg”). The Index has been published since 1998 with simulated historical performance calculated back to 1991 and tracks movements in the price of a rolling position in a basket of commodity futures with a maturity between 1 and 3 months.

At present, there are 27 commodity futures eligible for inclusion in the Index but four of those commodities (cocoa, lead, platinum, and tin) are currently not included in the Index. With the exception of certain metals contracts (aluminum, lead, tin, nickel and zinc) that trade on the London Metals Exchange (“LME”) and the contracts for Brent crude oil and Low Sulphur gas oil, each of the Commodities is the subject of at least one futures contract that trades on a U.S. exchange. The Index uses a consistent, systematic process to represent the commodity markets using both liquidity data and U.S. dollar-weighted production data in determining the weightings of included commodities. Liquidity data is the relative amount of trading activity for a particular commodity and U.S. dollar-weighted production data takes the figures for production in the overall commodities market for all commodities in the Index and weights them in the Index in the same proportion in U.S. dollar terms. The value of the Index is computed on the basis of hypothetical investments in the basket of commodities that make up the Index.

The Index is rebalanced annually starting on the fifth business day of January.

The Fund is classified as “non-diversified” under the 1940 Act.

Performance

For the period January 1, 2019 through December 31, 2019 (the fiscal year end of the Fund), on a market price basis, the Fund returned 7.06%. On a net asset value (“NAV”) basis, the Fund returned 7.47%. During the same period, the BCOM TR Index returned 7.69%. The BCOM TR Index is similar to the BCOM except that the BCOM TR Index performance includes the return that would be generated in a fully collateralized investment in the BCOM. This combines the returns of the BCOM with the returns on cash collateral invested in U.S. Treasury Bills. The majority of the Fund’s underperformance on an NAV basis relative to the BCOM TR Index is a result of fees and operating expenses incurred by the Fund.

Aberdeen Standard Investments ETFs

Management's Discussion of Fund Performance (Unaudited) (continued)

Positions that contributed most significantly to the Fund’s return were Brent Crude Oil (ICE), Gold (CME) and WTI Crude Oil (CME) futures contracts (portfolio weight of 28.07%). Positions that detracted most significantly from the Fund’s return included Natural Gas (CME), Cotton (CME), and Corn (CME) futures contracts (combined portfolio weight of 14.64%).

The total annual expense ratio for the Fund, before and after fee waivers, is 0.30% and 0.25%, respectively. Prior to December 13, 2018, the total annual expense ratio, after fee waivers, was 0.29%. The Advisor has contractually agreed to waive the management fees that it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees.

BCI Performance as of 12/31/2019

Performance as of 12/31/2019*	1 Year	Since Inception of Fund (03/30/2017)
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF Market Price	7.06%	-0.74%
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF NAV Price	7.47%	-0.81%
Bloomberg Commodity Index Total Return	7.69%	-0.17%

* Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. Returns less than one year are cumulative; greater than one year and since inception are annualized.

Performance represents past performance; current returns may be lower or higher. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but returns do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 844-383-7289.

In the chart below, we compare the performance of a hypothetical investment of US $10,000 in the Fund to the performance of the Fund’s underlying index for the period since the Fund’s inception through the end of 2019.

BCI Growth of $10,000 as of 12/31/2019

Source: Bloomberg, Aberdeen Standard Investments. Data from 3/30/17 to 12/31/19.

Past performance does not predict future performance. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For illustrative purposes only.

Aberdeen Standard Investments ETFs

Management's Discussion of Fund Performance (Unaudited) (continued)

BCI Fund Holdings as of 12/31/2019 by Sector

Based on notional value of futures contracts. Holdings and allocations are subject to change. For illustrative purposes only.

Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (BCD)

Investment Objective

The Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (the “Fund”) seeks to provide total return through actively managed exposure to the Bloomberg Commodity Index 3 Month Forward Total ReturnSM (the “Index”).

Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that is not required to track the Index or invest in all of the Index’s components. However, the Fund will generally seek to hold similar interests to those included in the Index and will seek exposure to many of the commodities included in the Index under the same futures rolling schedule as the Index. The Fund will also hold short-term fixed-income securities, which may be used as collateral for the Fund’s commodities futures holdings or to generate interest income and capital appreciation on the cash balances arising from its use of futures contracts (thereby providing a “total return” investment in the underlying commodities).

Under normal market conditions, the Fund intends to invest in exchange-traded commodity futures contracts through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). As a means to provide investment returns that are highly correlated to those of the Index, the Subsidiary may also invest directly in commodity-linked instruments, including pooled investment vehicles (such as exchange-traded funds and other investment companies), swaps and exchange-traded options on futures contracts, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) and any applicable exemptive relief (collectively, “Commodities-Related Assets” and, together with exchange-traded commodities futures contracts, “Commodities Instruments”). The Fund may invest up to 25% of its total assets in the Subsidiary.

The remainder of the Fund’s assets that are not invested in the Subsidiary (i.e., at least 75% of the Fund’s total assets) will principally be invested in: (1) short-term investment grade fixed-income securities that include U.S. government securities and money market instruments; and (2) cash and other cash equivalents. The Fund will exercise its discretion to use such instruments to most efficiently utilize the cash balances arising from the use of futures contracts and generate a total return for investors.

As noted previously, the Fund will not invest directly in commodity futures contracts but, instead, expects to gain exposure to these investments exclusively by investing in the Subsidiary. The Fund’s investment in the Subsidiary is intended to enable the Fund to gain exposure to relevant commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodity futures contracts. The Subsidiary and the Fund have the same investment objective. However, the Subsidiary may invest without limitation in the Commodities Instruments. Except as otherwise noted, for the purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary.

Aberdeen Standard Investments ETFs

Management's Discussion of Fund Performance (Unaudited) (continued)

The Advisor and Sub-Advisor will use their discretion to determine the percentage of the Fund’s assets allocated to the Commodities Instruments held by the Subsidiary that will be invested in exchange-traded commodity futures contracts or Commodities-Related Assets. In this regard, under normal market conditions, the Subsidiary is expected to invest in futures contracts in proportional weights and allocations that are similar to the Index. The Fund does not seek leveraged returns. However, the Fund’s use of instruments to collateralize the Subsidiary’s investments in Commodity Instruments has a leveraging effect and is designed to provide a total return.

The Index is a widely followed commodity index which is calculated and published by Bloomberg L.P. and/or Bloomberg Finance L.P. and/or an affiliate of them (together, “Bloomberg”). The Index has been published since 1998 with simulated historical performance calculated back to 1991 and tracks movements in the price of a rolling position in a basket of commodity futures with a maturity between 4 and 6 months. The Fund is called “Longer Dated” because it is designed to provide total return exposure to the Bloomberg Commodity Index 3 Month Forward Total ReturnSM which tracks commodity futures with a longer maturity than that of the Bloomberg Commodity IndexSM.

At present, there are 27 commodity futures eligible for inclusion in the Index but four of those commodities (cocoa, lead, platinum, and tin) are currently not included in the Index. With the exception of certain metals contracts (aluminum, lead, tin, nickel and zinc) that trade on the London Metals Exchange (“LME”) and the contracts for Brent crude oil and Low Sulphur gas oil, each of the Commodities is the subject of at least one futures contract that trades on a U.S. exchange. The Index uses a consistent, systematic process to represent the commodity markets using both liquidity data and U.S. dollar-weighted production data in determining the weightings of included commodities. Liquidity data is the relative amount of trading activity for a particular commodity and U.S. dollar-weighted production data takes the figures for production in the overall commodities market for all commodities in the Index and weights them in the Index in the same proportion in U.S. dollar terms. The value of the Index is computed on the basis of hypothetical investments in the basket of commodities that make up the Index.

The Index is rebalanced annually starting on the fifth business day of January.

The Fund is classified as “non-diversified” under the 1940 Act.

Performance

For the period January 1, 2019 through December 31, 2019 (the fiscal year end of the Fund), on a market price basis, the Fund returned 7.31%. On a net asset value (“NAV”) basis, the Fund returned 7.64%. During the same period, the Bloomberg Commodity Index 3 Month Forward Total Return (“BCOM 3M Forward TR Index”) returned 8.42%. Additionally, the Bloomberg Commodity Index Total Return (“BCOM TR Index”), a broad measure of market performance, returned 7.69%. The BCOM 3M Forward TR Index is a version of the BCOM TR Index where the lead and future contracts look 3 months ahead of the BCOM TR Index contract calendar. The roll period is typically the 6th-10th business day based on the roll schedule. The Index rebalances annually and is calculated in total return.

The Bloomberg Commodity Index 3 Month Forward Excess Return (“BCOM 3M Forward ER Index”) is similar to the BCOM 3M Forward TR Index except that the BCOM 3M Forward TR Index performance includes the return that would be generated in a fully collateralized investment in the BCOM 3M Forward ER Index. This combines the returns of the BCOM 3M Forward ER Index with the returns on cash collateral invested in U.S. Treasury Bills. The majority of the Fund’s underperformance on a NAV basis relative to the BCOM 3M Forward TR Index is a result of fees and operating expenses incurred by the Fund.

Positions that contributed most significantly to the Fund’s return were Brent Crude Oil (ICE), Gold (CME) and WTI Crude Oil (CME) futures contracts (portfolio weight of 29.59%). Positions that detracted most significantly from the Fund’s return included Natural Gas (CME), Cotton (CME), and Corn (CME) futures contracts (combined portfolio weight of 12.72%).

The total annual expense ratio for the Fund, before and after fee waivers, is 0.34% and 0.29%, respectively. The Advisor has contractually agreed to waive the management fees that it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees.

BCD Performance as of 12/31/2019

Performance as of 12/31/2019*	1 Year	Since Inception of Fund (03/30/2017)
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF Market Price	7.31%	0.38%
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF NAV Price	7.64%	0.40%
Bloomberg Commodity Index 3 Month Forward Total Return	8.42%	1.23%
Bloomberg Commodity Index Total Return	7.69%	-0.17%

* Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. Returns less than one year are cumulative; greater than one year and since inception are annualized.

Aberdeen Standard Investments ETFs

Management's Discussion of Fund Performance (Unaudited) (continued)

Performance represents past performance; current returns may be lower or higher. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but returns do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 844-383-7289.

In the chart below, we compare the performance of a hypothetical investment of US $10,000 in the Fund to the performance of the Fund’s underlying index, as well as a broad-based securities market index, for the period since the Fund’s inception through the end of 2019.

BCD Growth of $10,000 as of 12/31/2019

Source: Bloomberg, Aberdeen Standard Investments. Data from 3/30/17 to 12/31/19.

Past performance does not predict future performance. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For illustrative purposes only.

BCD Fund Holdings as of 12/31/2019 by Sector

Based on notional value of futures contracts. Holdings and allocations are subject to change. For illustrative purposes only.

Aberdeen Standard Investments ETFs

Management's Discussion of Fund Performance (Unaudited) (continued)

Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF (AOIL)†

Investment Objective

The Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF the “Fund” seeks to provide total return through actively managed exposure to the Bloomberg WTI Crude Oil Subindex Total ReturnSM (the “Index”).

Effective February 28, 2019, the Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF changed its investment strategies and objective, and the Index that the Fund seeks to outperform.

Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that is not required to track the Index or invest in all of the Index’s components. However, the Fund will generally seek to hold similar interests to those included in the Index by investing in WTI crude oil futures under the same futures rolling schedule as the Index. The Fund will also hold short-term fixed income securities, which may be used as collateral for the Fund’s commodities futures holdings or to generate interest income and capital appreciation on the cash balances arising from its use of futures contracts (thereby providing a “total return” investment in the underlying commodities).

Under normal market conditions, the Fund intends to invest in exchange-traded WTI crude oil futures contracts through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). As a means to provide investment returns that are highly correlated to those of the Index, the Subsidiary may also invest directly in oil-linked instruments, including pooled investment vehicles (such as exchange-traded funds and other investment companies), swaps and exchange-traded options on futures contracts, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) and any applicable exemptive relief (collectively, “Oil-Related Assets” and, together with exchange-traded WTI crude oil futures contracts, “Oil Instruments”). The Fund may invest up to 25% of its total assets in the Subsidiary.

The remainder of the Fund’s assets that are not invested in the Subsidiary (i.e., at least 75% of the Fund’s total assets) will principally be invested in: (1) short-term investment grade fixed-income securities that include U.S. government securities and money market instruments; and (2) cash and other cash equivalents. The Fund will exercise its discretion to use such instruments to most efficiently utilize the cash balances arising from the use of futures contracts and generate a total return for investors. Under normal circumstances the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in futures contracts and other securities in an amount that provides investment exposure, and that have economic characteristics similar, to oil.

As noted previously, the Fund will not invest directly in oil futures contracts but, instead, expects to gain exposure to these investments exclusively by investing in the Subsidiary. The Fund’s investment in the Subsidiary is intended to enable the Fund to gain exposure to relevant commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in oil futures contracts. The Subsidiary and the Fund have the same investment objective. However, the Subsidiary may invest without limitation in the Oil Instruments. Except as otherwise noted, for the purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary.

The Advisor and Sub-Advisor will use their discretion to determine the percentage of the Fund’s assets allocated to the Oil Instruments held by the Subsidiary that will be invested in exchange-traded oil futures contracts or Oil-Related Assets. In this regard, under normal market conditions, the Subsidiary is expected to invest in futures contracts in proportional weights and allocations that are similar to the Index. The Fund does not seek leveraged returns. However, the Fund’s use of instruments to collateralize the Subsidiary’s investments in Oil Instruments has a leveraging effect and is designed to provide a total return.

The Index is a sub-index of the Bloomberg Commodity IndexSM (“BCOM”). BCOM is a widely followed commodity index which is calculated and published by Bloomberg L.P. and/or Bloomberg Finance L.P. and/or an affiliate of them (together, “Bloomberg”). BCOM and its various sub-indices have been published since 1998 with simulated historical performance calculated back to 1991 and tracks movements in the prices of rolling positions in a basket of commodity futures with a maturity between one and three months.

At present, there are 27 commodity futures eligible for inclusion in BCOM but four of those commodities (cocoa, lead, platinum, and tin) are currently not included in BCOM. With the exception of certain metals contracts (aluminum, lead, tin, nickel and zinc) that trade on the London Metals Exchange (“LME”) and the contracts for Brent crude oil and Low Sulphur gas oil, each of the Commodities is the subject of at least one futures contract that trades on a U.S. exchange. The Index only includes WTI crude oil. BCOM uses a consistent, systematic process to represent the commodity markets using both liquidity data and US dollar-weighted production data in determining

† The Fund liquidated February 20, 2020.

Aberdeen Standard Investments ETFs

Management's Discussion of Fund Performance (Unaudited) (continued)

the weightings of included commodities. Liquidity data is the relative amount of trading activity for a particular commodity and U.S. dollar-weighted production data takes the figures for production in the overall commodities market for all commodities in BCOM and weights them in BCOM in the same proportion in U.S. dollar terms.

The values of BCOM and the Index are computed on the basis of hypothetical investments in the basket of commodities of which they are comprised.

The values of BCOM and the Index are rebalanced annually starting on the fifth business day of January.

The Fund is classified as “non-diversified” under the 1940 Act.

Performance

For the period January 1, 2019 through December 31, 2019 (the fiscal year end of the Fund), on a market price basis, the Fund returned 25.51%. On a net asset value (“NAV”) basis, the Fund returned 26.21%. During the same period, Bloomberg WTI Crude Oil Subindex Total Return returned 34.44%. The Bloomberg WTI Crude Oil Subindex Total Return is composed of futures contracts on crude oil, and is similar to the Bloomberg WTI Crude Oil Subindex Excess Return except that the Bloomberg WTI Crude Oil Subindex Total Return performance includes the return that would be generated in a fully collateralized investment in the Bloomberg WTI Crude Oil Subindex Excess Return. This combines the returns of the Bloomberg WTI Crude Oil Subindex Excess Return with the returns on cash collateral invested in U.S. Treasury Bills. The majority of the Fund’s underperformance on an NAV basis relative to the Bloomberg WTI Crude Oil Subindex Total Return is due to a change in the Fund’s strategy and benchmark that occurred on February 28, 2019, and as a result of fee and operating expenses incurred by the Fund.

During the same period, the Hybrid Index* returned 26.51%. The majority of the Fund’s underperformance on an NAV basis relative to the Hybrid Index is a result of fees and operating expenses incurred by the Fund.

During the same period, the BCOM TR Index, a broad measure of market performance, returned 7.69%.

The total annual expense ratio for the Fund, before and after fee waivers, is 0.46% and 0.39%, respectively. The Advisor has contractually agreed to waive the management fees that it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees.

AOIL Performance as of 12/31/2019

Performance as of 12/31/2019**	1 Year	Since Inception of Fund (03/30/2017)
Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF Market Price	25.51%	8.56%
Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF NAV Price	26.21%	8.46%
Bloomberg WTI Crude Oil Subindex Total Return	34.44%	7.96%
Bloomberg Commodity Index Total Return	7.69%	-0.17%
Hybrid Index*	26.51%	9.32%

*The Hybrid Index reflects the returns of the Bloomberg Energy Index 3 Month Forward Total Return for periods prior to February 28, 2019 and the returns of the Bloomberg WTI Crude Oil Subindex Total Return for periods subsequent to March 1, 2019. The indices in the Hybrid Index align with the strategies utilized and benchmark for the Fund during the same periods.

** Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. Returns less than one year are cumulative; greater than one year and since inception are annualized.

Performance represents past performance; current returns may be lower or higher. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but returns do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 844-383-7289.

In the chart below, we compare the performance of a hypothetical investment of US $10,000 in the Fund to the performance of the Fund’s underlying index, as well as a broad-based securities market index, for the period since the Fund’s inception through the end of 2019.

Aberdeen Standard Investments ETFs

Management's Discussion of Fund Performance (Unaudited) (concluded)

AOIL Growth of $10,000 as of 12/31/2019

Source: Bloomberg, Aberdeen Standard Investments. Data from 3/30/17 to 12/31/19.

Past Performance Does Not Predict Future Performance. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For illustrative purposes only.

AOIL Fund Holdings as of 12/31/2019 by Sector

Based on notional value of futures contracts. Holdings and allocations are subject to change. For illustrative purposes only.

The views of this letter were those of the Advisor as of December 31, 2019 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs’ present investment methodology and do not constitute investment advice.

There are risks associated with investing, including possible loss of principal. Commodities generally are volatile and are not suitable for all investors. There can be no assurance that any Fund’s investment objective will be met at any time. The commodities markets and the prices of various commodities may fluctuate widely based on a variety of factors. Because the Funds’ performance is linked to the performance of highly volatile commodities, investors should consider purchasing shares of the Funds only as a part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of the Funds.

Consolidated Schedule of Portfolio Investments

Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF

December 31, 2019

See accompanying notes to the consolidated financial statements.

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 95.1%

U.S. TREASURY OBLIGATIONS - 95.1%
U.S. Treasury Bills
1.61%, 1/16/2020(a)	5,850,000	5,846,832
1.50%, 3/5/2020(a)	27,350,000	27,278,326
1.63%, 4/9/2020(a)	3,400,000	3,385,929
1.53%, 5/7/2020(a)	26,400,000	26,259,667
1.54%, 5/14/2020(a)(b)	40,900,000	40,669,908
1.54%, 5/21/2020(a)	8,060,000	8,012,317
1.57%, 5/28/2020(a)	39,320,000	39,074,308
1.51%, 6/4/2020(a)	6,700,000	6,656,106
1.52%, 6/11/2020(a)	5,700,000	5,660,966
1.53%, 6/18/2020(a)	5,200,000	5,162,747
TOTAL U.S. TREASURY OBLIGATIONS (Cost $167,987,372)		168,007,106

Total Investments - 95.1% (Cost $167,987,372)		168,007,106
Other Assets Less Liabilities - 4.9%		8,584,228
Net Assets - 100.0%		176,591,334

(a)The rate shown was the current yield as of December 31, 2019.

(b)All or a portion of the security pledged as collateral for Futures Contracts, with a total collateral value of $29,830,800.

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,655,910
Aggregate gross unrealized depreciation	(1,203,020)
Net unrealized appreciation	$6,452,890
Federal income tax cost of investment securities	$167,987,372

See accompanying notes to the consolidated financial statements.

Consolidated Schedule of Portfolio Investments

Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF (concluded)

December 31, 2019

Futures contracts outstanding as of December 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Contracts Purchased
LME Aluminum Base Metal(a)	145	1/2020	USD	6,486,031	171,340
LME Nickel Base Metal(a)	63	1/2020	USD	5,279,904	(1,335,261)
LME Zinc Base Metal(a)	80	1/2020	USD	4,562,000	(109,835)
100 oz Gold	156	2/2020	USD	23,760,360	866,831
Lean Hogs	122	2/2020	USD	3,485,540	(108,419)
Live Cattle	136	2/2020	USD	6,850,320	48,660
Brent Crude Oil	210	3/2020	USD	13,860,000	1,067,262
Coffee ‘C’	105	3/2020	USD	5,106,937	687,598
Copper	182	3/2020	USD	12,726,350	501,854
Corn	505	3/2020	USD	9,790,687	97,622
Cotton No. 2	64	3/2020	USD	2,209,600	91,734
KC HRW Wheat	84	3/2020	USD	2,041,200	218,379
LME Aluminum Base Metal(a)	156	3/2020	USD	7,059,000	178,253
LME Nickel Base Metal(a)	67	3/2020	USD	5,638,050	154,622
LME Zinc Base Metal(a)	85	3/2020	USD	4,833,844	83,427
Low Sulphur Gasoil	79	3/2020	USD	4,828,875	204,813
Natural Gas	475	3/2020	USD	10,250,500	(320,878)
NY Harbor ULSD	48	3/2020	USD	4,065,264	153,652
RBOB Gasoline	66	3/2020	USD	4,720,716	124,327
Silver	81	3/2020	USD	7,258,005	386,101
Soybean	214	3/2020	USD	10,223,850	481,872
Soybean Meal	175	3/2020	USD	5,332,250	64,594
Soybean Oil	297	3/2020	USD	6,196,014	509,381
Sugar No. 11	364	3/2020	USD	5,471,066	580,949
Wheat	199	3/2020	USD	5,559,563	424,475
WTI Crude Oil	257	3/2020	USD	15,617,890	535,841
					5,759,194
Contracts Sold
LME Aluminum Base Metal(a)	(145)	1/2020	USD	(6,486,031)	(153,554)
LME Nickel Base Metal(a)	(63)	1/2020	USD	(5,279,904)	(122,472)
LME Zinc Base Metal(a)	(80)	1/2020	USD	(4,562,000)	(75,997)
LME Aluminum Base Metal(a)	(3)	3/2020	USD	(135,750)	(856)
LME Nickel Base Metal(a)	(1)	3/2020	USD	(84,150)	890
LME Zinc Base Metal(a)	(1)	3/2020	USD	(56,869)	1,340
					(350,649)
					5,408,545

(a)London Metal Exchange (“LME”) futures contracts settle on their respective maturity date. See Note 2.

Abbreviations

USDUS Dollar

Consolidated Schedule of Portfolio Investments

Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

December 31, 2019

See accompanying notes to the consolidated financial statements.

reInvestments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 93.3%

U.S. TREASURY OBLIGATIONS - 93.3%
U.S. Treasury Bills
1.86%, 3/26/2020(a)(b)	1,585,000	1,579,442
1.52%, 5/7/2020(b)	1,690,000	1,681,017
1.53%, 6/18/2020(b)	165,000	163,818
TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,423,055)		3,424,277

Total Investments - 93.3% (Cost $3,423,055)		3,424,277
Other Assets Less Liabilities - 6.7%		247,139
Net Assets - 100.0%		3,671,416

(a)All or a portion of the security pledged as collateral for Futures Contracts, with a total collateral value of $498,240.

(b)The rate shown was the current yield as of December 31, 2019.

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$198,974
Aggregate gross unrealized depreciation	(31,562)
Net unrealized appreciation	$167,412
Federal income tax cost of investment securities	$3,423,055

See accompanying notes to the consolidated financial statements.

Consolidated Schedule of Portfolio Investments

Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (concluded)

December 31, 2019

Futures contracts outstanding as of December 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Contracts Purchased
LME Aluminum Base Metal(a)	3	1/2020	USD	134,194	(4,643)
LME Nickel Base Metal(a)	1	1/2020	USD	83,808	5,453
LME Zinc Base Metal(a)	2	1/2020	USD	114,050	(6,571)
LME Aluminum Base Metal(a)	3	3/2020	USD	135,750	(631)
LME Nickel Base Metal(a)	1	3/2020	USD	84,150	(22,564)
LME Zinc Base Metal(a)	2	3/2020	USD	113,738	(4,733)
Coffee ‘C’	2	5/2020	USD	98,925	14,430
Copper	4	5/2020	USD	280,750	11,688
Corn	10	5/2020	USD	197,375	1,765
Cotton No. 2	1	5/2020	USD	35,090	1,406
KC HRW Wheat	2	5/2020	USD	49,425	5,568
LME Aluminum Base Metal(a)	3	5/2020	USD	136,613	982
LME Nickel Base Metal(a)	1	5/2020	USD	84,408	(8,920)
LME Zinc Base Metal(a)	2	5/2020	USD	113,288	(8,408)
Low Sulphur Gasoil	2	5/2020	USD	120,350	6,620
Natural Gas	10	5/2020	USD	218,800	(17,361)
NY Harbor ULSD	1	5/2020	USD	83,336	5,028
RBOB Gasoline	1	5/2020	USD	78,985	3,714
Silver	2	5/2020	USD	180,090	9,214
Soybean	5	5/2020	USD	242,188	5,070
Soybean Meal	3	5/2020	USD	92,550	(851)
Soybean Oil	6	5/2020	USD	126,216	10,959
Sugar No. 11	8	5/2020	USD	121,318	7,306
Wheat	4	5/2020	USD	112,350	8,511
WTI Crude Oil	5	5/2020	USD	299,850	20,395
100 oz Gold	3	6/2020	USD	460,530	16,751
Lean Hogs	2	6/2020	USD	71,540	2,643
Live Cattle	3	6/2020	USD	142,680	1,749
Brent Crude Oil	5	7/2020	USD	317,300	11,968
					76,538
Contracts Sold
LME Aluminum Base Metal(a)	(3)	1/2020	USD	(134,194)	1,076
LME Nickel Base Metal(a)	(1)	1/2020	USD	(83,808)	23,078
LME Zinc Base Metal(a)	(2)	1/2020	USD	(114,050)	4,555
LME Aluminum Base Metal(a)	(3)	3/2020	USD	(135,750)	(1,187)
LME Nickel Base Metal(a)	(1)	3/2020	USD	(84,150)	9,218
LME Zinc Base Metal(a)	(2)	3/2020	USD	(113,738)	8,605
					45,345
					121,883

(a)London Metal Exchange (“LME”) futures contracts settle on their respective maturity date. See Note 2.

Abbreviations

USDUS Dollar

Consolidated Schedule of Portfolio Investments

Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF

December 31, 2019

See accompanying notes to the consolidated financial statements.

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 95.5%

U.S. TREASURY OBLIGATIONS - 95.5%
U.S. Treasury Bills
1.61%, 1/16/2020(a)	1,300,000	1,299,297
1.86%, 3/26/2020(a)(b)	505,000	503,229
1.70%, 4/2/2020(a)	210,000	209,193
1.63%, 4/9/2020(a)	75,000	74,690
1.59%, 4/16/2020(a)(b)	1,215,000	1,209,639
1.54%, 6/25/2020(a)	475,000	471,465
TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,766,359)		3,767,513

Total Investments - 95.5% (Cost $3,766,359)		3,767,513
Other Assets Less Liabilities - 4.5%		178,975
Net Assets - 100.0%		3,946,488

(a)The rate shown was the current yield as of December 31, 2019.

(b)All or a portion of the security pledged as collateral for Futures Contracts, with a total collateral value of $697,081.

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$970
Aggregate gross unrealized depreciation	—
Net unrealized appreciation	$970
Federal income tax cost of investment securities	$3,766,359

Futures contracts outstanding as of December 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Contracts Purchased
WTI Crude Oil	65	3/2020	USD	3,950,050	136,390
					136,390

Abbreviations

USD US Dollar

See accompanying notes to the consolidated financial statements.

Consolidated Statements of Assets and Liabilities

December 31, 2019

	Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF
ASSETS:
Investments, at cost	$167,987,372	$3,423,055	$3,766,359
Investments, at value	168,007,106	3,424,277	3,767,513
Cash	1,000	620	3,598
Unrealized appreciation on open futures contracts	7,635,817	197,752	136,390
Deposits with broker for futures contracts	3,243,692	126,390	41,532
Total Assets	178,887,615	3,749,039	3,949,033

LIABILITIES:
Unrealized depreciation on open futures contracts	2,227,272	75,869	—
Advisory fees payable	69,009	1,754	2,545
Total Liabilities	2,296,281	77,623	2,545
NET ASSETS	$176,591,334	$3,671,416	$3,946,488

NET ASSETS CONSIST OF:
Paid in Capital	$170,179,894	$3,506,630	$3,946,590
Distributable earnings/(accumulated loss)	6,411,440	164,786	(102)
NET ASSETS	$176,591,334	$3,671,416	$3,946,488
Shares (unlimited number of shares authorized, no par value)	7,800,001	150,001	150,001
Net Asset Value	$22.64	$24.48	$26.31

See accompanying notes to the consolidated financial statements.

Consolidated Statements of Operations

For the Year Ended December 31, 2019

	Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF
INVESTMENT INCOME:
Interest	$3,706,649	$79,112	$84,169
Total Investment Income	3,706,649	79,112	84,169

EXPENSES:
Advisory fees (Note 4)	502,382	12,362	18,753
Total Expenses before Waivers	502,382	12,362	18,753
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(90,434)	(1,894)	(3,810)
Total Net Expenses after Waivers	411,948	10,468	14,943
Net Investment Income (Loss)	3,294,701	68,644	69,226

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Transactions in investment securities	37,181	967	561
Expiration or closing of futures contracts	(9,725,071)	(171,779)	128,000
Net realized gain (loss)	(9,687,890)	(170,812)	128,561

Net change in unrealized appreciation (depreciation) from:
Investments in securities	3,081	1,176	795
Futures contracts	21,647,125	363,956	661,476
Net change in net unrealized appreciation (depreciation)	21,650,206	365,132	662,271
Net realized and unrealized gain (loss)	11,962,316	194,320	790,832
Net Increase (Decrease) in Net Assets Resulting from Operations	$15,257,017	$262,964	$860,058

See accompanying notes to the consolidated financial statements.

Consolidated Statements of Changes in Net Assets

For the Periods Indicated

	Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF		Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF		Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$3,294,701	$2,673,540	$68,644	$66,782	$69,226	$58,901
Net realized gain (loss)	(9,687,890)	(10,580,792)	(170,812)	(117,055)	128,561	327,764
Net change in net unrealized appreciation/depreciation	21,650,206	(17,880,694)	365,132	(369,899)	662,271	(581,288)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,257,017	(25,787,946)	262,964	(420,172)	860,058	(194,623)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings	(2,608,270)	(2,188,699)	(57,080)	(55,304)	(192,161)	(190,622)
Total distributions	(2,608,270)	(2,188,699)	(57,080)	(55,304)	(192,161)	(190,622)

CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	43,372,784	219,066,656	—	3,965,394	—	5,548,105
Cost of shares redeemed	(75,013,201)	(73,852,716)	—	(3,930,062)	—	(4,417,215)
Net Increase (Decrease) in Net Assets resulting from Capital Transactions	(31,640,417)	145,213,940	—	35,332	—	1,130,890
Total Increase (Decrease) in Net Assets	(18,991,670)	117,237,295	205,884	(440,144)	667,897	745,645

NET ASSETS:
Beginning of year	$195,583,004	$78,345,709	$3,465,532	$3,905,676	$3,278,591	$2,532,946
End of year	$176,591,334	$195,583,004	$3,671,416	$3,465,532	$3,946,488	$3,278,591

SHARE TRANSACTIONS:
Beginning of year	9,150,001	3,200,001	150,001	150,001	150,001	100,001
Issued	1,950,000	9,100,000	—	150,000	—	200,000
Redeemed	(3,300,000)	(3,150,000)	—	(150,000)	—	(150,000)
Shares outstanding, end of year	7,800,001	9,150,001	150,001	150,001	150,001	150,001

(a)Capital transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period.

See Note 9 to the Financial Statements.

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21

See accompanying notes to the consolidated financial statements.

See accompanying notes to the consolidated financial statements.

Consolidated Financial Highlights

For the Periods Indicated

	Selected Data For A Share Outstanding Throughout The Periods Indicated								Selected Data For A Share Outstanding Throughout The Periods Indicated
	Per Share Operating Performance								Per Share Operating Performance			Ratios/Supplemental Data
	Investment Operations				Distributions					Total Return(a)		Ratios To Average Net Assets(b)				Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)(c)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gains		Total distributions	Net asset value, end of period	Net asset value(d)	Market value (Unaudited)(e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(a)(f)
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF
Year ended December 31, 2019	$21.38	$0.45	$1.14	$1.59	$(0.33)	$—		$(0.33)	$22.64	7.47%	7.06%	0.30%	0.25%	1.94%	2.00%	$176,591	—%
Year ended December 31, 2018	24.48	0.40	(3.26)	(2.86)	(0.24)	—		(0.24)	21.38	(11.70)	(11.24)	0.34	0.29	1.62	1.67	195,583	—
March 30, 2017* through December 31, 2017	25.00	0.13	0.58	0.71	(1.23)	—	(g)	(1.23)	24.48	3.05	3.09	0.36	0.32	0.66	0.70	78,346	—
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
Year ended December 31, 2019	23.10	0.46	1.30	1.76	(0.38)	—		(0.38)	24.48	7.64	7.31	0.34	0.29	1.85	1.90	3,671	—
Year ended December 31, 2018	26.04	0.40	(2.97)	(2.57)	(0.37)	—		(0.37)	23.10	(9.89)	(8.64)	0.34	0.29	1.48	1.53	3,466	—
March 30, 2017* through December 31, 2017	25.00	0.03	1.03	1.06	(0.02)	—	(g)	(0.02)	26.04	4.24	3.08	0.78	0.72	0.13	0.19	3,906	—
Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF
Year ended December 31, 2019	21.86	0.46	5.27	5.73	(1.28)	—		(1.28)	26.31	26.21	25.51	0.49	0.39	1.71	1.81	3,946	—
Year ended December 31, 2018	25.33	0.41	(2.61)	(2.20)	(1.27)	—		(1.27)	21.86	(8.79)	(8.22)	0.46	0.39	1.43	1.49	3,279	—
March 30, 2017* through December 31, 2017	25.00	0.01	2.06	2.07	(1.74)	—		(1.74)	25.33	8.66	8.88	0.92	0.85	(0.03)	0.05	2,533	—

*Commencement of investment operations.

(a)Not annualized for periods less than one year.

(b)Annualized for periods less than one year.

(c)Per share net investment income (loss) has been calculated using the average daily shares method.

(d)Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (futures contracts). In-Kind transactions are not included in the portfolio turnover calculations.

(g)Per share amount is less than $0.005.

Notes to Consolidated Financial Statements

December 31, 2019

1.Organization

Aberdeen Standard Investments ETFs (the “Trust”), was organized as a Delaware statutory trust on January 9, 2014 and is authorized to issue multiple series or portfolios. As of December 31, 2019, the Trust consisted of five series (collectively, the “Funds” or, individually, a “Fund”): Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF, Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF, Aberdeen Standard Bloomberg Agriculture Commodity Strategy K-1 Free ETF, Aberdeen Standard Bloomberg Energy Commodity Strategy K-1 Free ETF and Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF (formerly known as Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF). The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF liquidated on February 20, 2020. Prior to its liquidation, effective February 28, 2019, the Fund changed its name from Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF in connection with changes to the Fund’s investment objective, primary index and principal investment strategy. The Fund’s ticker also changed to AOIL.

Each of the Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF, Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF and Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF commenced investment operations on March 30, 2017. The Aberdeen Standard Bloomberg Agriculture Commodity Strategy K-1 Free ETF and Aberdeen Standard Bloomberg Energy Commodity Strategy K-1 Free ETF have not commenced investment operations.

Each Fund is an actively managed exchange traded fund that seeks to provide a total return designed to closely correspond, before fees and expenses, to the performance of its relevant index. Each Fund is not an index tracking exchange traded fund and is not required to invest in all components of the index. However, each Fund will generally seek to hold similar interests to those included in the index and will seek exposure to many of the commodities included in the index under the same futures rolling schedule as the index.

Basis of Consolidation:

The accompanying Consolidated Schedules of Portfolio Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and Consolidated Financial Highlights of the Funds include the accounts of Aberdeen Standard All Commodity Fund Limited, a wholly-owned controlled foreign corporation of the Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF; Aberdeen Standard All Commodity Longer Dated Fund Limited, a wholly-owned controlled foreign corporation of the Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF; Aberdeen Standard WTI Crude Oil Fund Limited (formerly Aberdeen Standard Energy Longer Dated Fund Limited), a wholly-owned controlled foreign corporation of the Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF. Each Subsidiary is organized under the laws of the Cayman Islands (together, the “Subsidiaries” and, each, a “Subsidiary”). All intercompany balances and transactions between a Fund and its Subsidiary have been eliminated in consolidation.

Under normal market conditions, each Fund intends to invest in exchange traded commodity futures contracts through its Subsidiary. As a means to provide investment returns that are highly correlated to those of the index, the Subsidiary may also invest directly in commodity-linked instruments, including pooled investment vehicles (such as exchange traded funds and other investment companies), swaps and exchange traded options on futures contracts, to the extent permitted under the 1940 Act and any applicable exemptive relief (collectively, “Commodities-Related Assets” and, together with exchange traded commodities futures contracts, “Commodities Instruments”). Each Fund may invest up to 25% of its total assets in its Subsidiary. As of December 31, 2019, the net assets of the Aberdeen Standard All Commodity Fund Limited were $38,468,206, which was 21.8% of the net assets of Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF. As of December 31, 2019, the net assets of the Aberdeen Standard All Commodity Longer Dated Fund Limited were $746,183, which was 20.3% of the net assets of Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF. As of December 31, 2019, the net assets of the Aberdeen Standard WTI Crude Oil Fund Limited were $874,167, which was 22.2% of the net assets of Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF.

As noted previously, each Fund will not invest directly in commodity futures contracts but, instead, expects to gain exposure to these investments exclusively by investing in its respective Subsidiary. Each Fund’s investment in its respective Subsidiary is intended to enable such Fund to gain exposure to relevant commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodity futures contracts. Each Fund and its respective Subsidiary have the same investment objective. However, the Subsidiaries may invest without limitation in the Commodities Instruments.

Notes to Consolidated Financial Statements (continued)

December 31, 2019

The remainder of each Fund’s assets that are not invested in its Subsidiary will be principally invested in: (1) short-term investment grade fixed-income securities that include U.S. government securities and money market instruments; and (2) cash and other cash equivalents. Each Fund will use such instruments to generate a total return and to provide liquidity, serve as margin or otherwise collateralize investment in Commodities Instruments.

2.Summary of Significant Accounting Policies

The Funds’ consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America which may require management to make estimates and assumptions that affect the reported amounts and disclosures and disclosure of contingent assets and liabilities in the financial statements. Actual results could differ from those estimates. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies.

Investment Valuation:

The net asset value (“NAV”) of each Fund is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the New York Stock Exchange Arca (“NYSE Arca” or the “Listing Exchange”), generally 4:00 p.m. Eastern Standard Time (the “NAV Calculation Time”).

NAV per share is calculated by dividing a Fund’s NAV by the number of Fund shares outstanding.

In calculating each Fund’s NAV, Fund investments generally are valued using market valuations. Short-term debt securities with remaining maturities of sixty (60) days or less when originally acquired are valued on the basis of amortized cost, which approximates fair value. U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. The values of any assets or liabilities of a Fund that are denominated in a currency other than the U.S. dollar are converted into U.S. dollars using an exchange rate deemed appropriate by the Fund.

Investments in futures are valued at market value, which is generally determined using the last reported official closing price or last trading price on the exchange or market on which the futures contract is primarily traded at the time of valuation.

In certain instances, such as when reliable market quotations are not readily available or are not deemed to reflect current market values, the Funds’ investments will be valued in accordance with the Trust’s pricing policy and procedures as determined in good faith by the Trust’s Board of Trustees (the “Board”). The Board has by appropriate resolutions, designated the Fair Value Pricing Committee to make all necessary determinations of fair value of the portfolio securities for which market quotations are not readily available. Securities that may be valued using fair value pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before the Funds’ NAV Calculation Time that may materially affect the value of the Funds’ investment (e.g., government action, natural disaster, or significant market fluctuation). Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, also may cause securities to be “fair valued.”

When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized in three levels listed below:

•   Level 1—Unadjusted quoted prices in active markets for identical assets on the measurement date that the Funds have the ability to access.

•   Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•   Level 3—Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

Notes to Consolidated Financial Statements (continued)

December 31, 2019

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities may be valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. For each of the Funds, there were no Level 3 investments held for the year ended December 31, 2019.

The following is a summary of the valuations as of December 31, 2019, for each Fund based upon the three levels defined above.

	Level 1	Level 2	Total
	Futures Contracts*	U.S. Treasury Obligations	Investment Securities	Other Financial Instruments – Futures Contracts*
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	$ 5,408,545	$168,007,106	$168,007,106	$5,408,545
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	121,883	3,424,277	3,424,277	121,883
Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF	136,390	3,767,513	3,767,513	136,390

* These investments are recorded in the consolidated schedule of portfolio investments at the unrealized appreciation/(depreciation) on the investment.

Money Market Instruments

Each Fund invests a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by Standard & Poor’s (“S&P”) or, if unrated, of comparable quality as determined by the Fund; and (iv) repurchase agreements. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises and such obligations may be short-, intermediate- or long-term. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Derivatives

Each Fund uses derivative instruments as part of its investment strategies. Generally, derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts and swap agreements. The Funds’ use of derivative instruments will be underpinned by investments in short-term, high-quality instruments, such as U.S. money market securities.

With respect to certain kinds of derivative transactions that involve obligations to make future payments to third parties, including, but not limited to, futures contracts, forward contracts, swap contracts, the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, the Funds must “set aside” liquid assets, or engage in other measures to “cover” open positions with respect to such transactions. For example, with respect to forward contracts and futures contracts that are not contractually required to “cash-settle,” the Funds must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. The Funds treat deliverable forward contracts for currencies that are liquid as the equivalent of “cash-settled” contracts. As such, the Funds may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the full notional amount under such deliverable forward contracts. Similarly, with respect to futures contracts that are contractually required to “cash-settle” the Funds may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation rather than the notional value. Each Fund reserves the right to modify these policies in the future.

Notes to Consolidated Financial Statements (continued)

December 31, 2019

Commodity Futures

Each Fund, through its Subsidiary, invests in exchange traded commodity futures contracts as part of its principal investment strategies. Commodity futures contracts are an agreement to buy or sell a certain amount of a commodity at a specific price on a specific date (their expiry) which are negotiated and traded on futures exchanges. Commodity futures contracts are generally based upon commodities within the following commodity groups: energy, industrial metals, agriculture, precious metals, foods and fibers, and livestock.

Commodity futures contracts are traded on futures exchanges which provide a central marketplace to negotiate and transact futures contracts, a clearing corporation to process trades and a secondary market. Commodity futures exchanges provide standardization with regards to certain key features such as expiry dates, contract sizes and terms and conditions of delivery. Commodity futures exchanges set a maximum permissible price movement either up or down during a single trading day and when this limit has been reached, no trades may be placed that day at a price beyond that limit. Exchanges may also impose position limit rules limiting the value or number of contracts in one commodity that may be held by one market participant to ensure that the amount of futures contracts that any one party may hold in a particular commodity at any point in time to ensure that no one participant can control a significant portion of the market in a particular commodity.

More commonly, as futures contracts near expiry, they are often replaced with a later dated contract in a process known as “rolling”. For more information on “rolling” refer to the “Roll Yield” section in Note 12.

Commodity futures contract prices are generally comprised of the price of the relevant commodity as well as the costs of storing the physical commodity. Storage costs include (i) the time value of money invested in the physical commodity, (ii) plus the costs of storing the commodity, (iii) less any benefits of owning the physical commodity not obtained by the holder of a futures contract (the “convenience yield”).

Due to the volatility of commodity futures and the risk of credit risk exposure to the counterparty to the contract, commodity futures exchanges each have clearing corporations which act as counterparty to all contracts by either buying or selling directly to the market participants. This means that when each Subsidiary purchases or sells commodity futures contracts, their obligations will be to the clearing house and it will be the clearing house that is obliged to satisfy the Subsidiaries’ rights under a commodity futures contract.

To ensure a party to a futures contract fulfills its obligations to the clearing house, all participants are required to post and maintain a level of collateral (the collateral is known as “margin”). An exchange will set the margin requirements for the contracts which trade there and these can be modified by the terms of the futures contract. Margin requirements range upward from less than 5% of the value of the futures contract being traded. Margin requirements can be offset by other opposing futures transactions, in which situation margin payments will continue to be required.

When the price of a particular futures contract increases (in the case of a sale) or decreases (in the case of a purchase) and any loss on the futures contract indicates that the margin already held does not satisfy margin requirements, further margin must be posted. Conversely, if there is a favorable price change in the futures contract any excess margin may be removed from the relevant deposit account. Any gain or loss on London Metal Exchange (“LME”) futures contracts is not realized until their respective maturity dates. At period end, the net unrealized appreciation and depreciation on LME futures contracts is included in unrealized appreciation and unrealized depreciation on open futures contracts on the Consolidated Statements of Assets and Liabilities. Any margin deposited by a Subsidiary should earn interest income.

SEC guidance sets out certain requirements with respect to coverage of futures positions by registered investment companies with which each Fund and each Subsidiary will comply. This includes, in certain circumstances, the need to segregate cash or liquid securities on its books and records and to engage in other appropriate measures to ensure its obligations under particular futures or derivative contracts are covered. Cash settled futures contracts will require a Fund to segregate liquid assets in an amount equal to its daily mark-to-market (net) obligation under that contract. Any securities held in a segregated account or otherwise earmarked for these purposes may not be sold while a Fund maintains the relevant position, unless they are replaced with other permissible assets. Each Fund may also purchase put options as a means of covering its investments if they are on the same futures contract and their strike price is as high, or higher, than the price of the relevant contracts. Each Subsidiary may not enter into futures positions if such positions will require the Fund to set aside or earmark more than 100% of its net assets.

Notes to Consolidated Financial Statements (continued)

December 31, 2019

For the year ended December 31, 2019, the quarterly average notional value of the Futures Contracts held by the Funds was as follows:

Fund	Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF
Average Notional Value Purchased	$178,682,773	$4,237,687	$3,765,253
Average Notional Value Sold	11,895,462	660,769	—

The following tables indicate the location of derivative instruments on the Consolidated Statements of Assets and Liabilities as well as the effect of derivative instruments on the Consolidated Statements of Operations during the reporting period.

Fair Value of Derivative Instruments as of December 31, 2019
Fund	Derivative Risk Type	Derivatives not accounted for as Hedging instruments under ASC 815	Location	Assets Value*	Liabilities Value*
	Commodity	Futures Contracts	Consolidated Statements of Assets and Liabilities
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF				$7,635,817	$(2,227,272)
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF				197,752	(75,869)
Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF				136,390	_

*Includes cumulative appreciation (depreciation) on futures contracts as reported on the Consolidated Schedules of Portfolio Investments.

The Effect of Derivative Instruments on the Consolidated Statements of Operations as of December 31, 2019
Fund	Derivative Risk Type	Derivatives not accounted for as Hedging instruments under ASC 815	Net Realized Gain (Loss) on Futures Contracts	Change in Unrealized Appreciation (Depreciation) on Futures Contracts
	Commodity	Futures Contracts
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF			$(9,725,071)	$21,647,125
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF			(171,779)	363,956
Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF			128,000	661,476

Taxes and Distributions

Each Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net capital gains to its shareholders. Accordingly, no federal income tax provision is required in the financial statements.

The Subsidiaries are exempted Cayman investment companies and as such are not subject to Cayman Island taxes at the present time. For U.S. income tax purposes, the Subsidiaries are controlled foreign corporations not subject to U.S. income taxes. As wholly-owned controlled foreign corporations, the Subsidiaries’ net income and capital gains, if any, will be included each year in the Funds’ investment company taxable income.

Notes to Consolidated Financial Statements (continued)

December 31, 2019

The Board oversees management of the Funds. As of December 31, 2019, management of the Funds has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds pay out dividends and distribute net capital gains, if any, to shareholders at least annually. Ordinarily, dividends from net investment income, if any, are declared and paid annually by each Fund. Each Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. These distributions may be taxed as ordinary income or capital gains.

The management of each Fund intends to make distributions that may be taxed as ordinary income or capital gains.

The tax character of the distributions paid for the tax years ended December 31, 2019 and December 31, 2018 were as follows:

	Year Ended December 31, 2019				Year Ended December 31, 2018
	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	$2,608,270	$—	$—	$2,608,270	$2,188,699	$—	$—	$2,188,699
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	57,080	—	—	57,080	55,304	—	—	55,304
Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF	192,161	—	—	192,161	190,622	—	—	190,622

At December 31, 2019, the components of accumulated earnings (deficit) on tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	$ 6,384	$ —	$ (47,834)	$ 6,452,890
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	—	—	(2,626)	167,412
Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF	—	—	(1,072)	970

*Includes cumulative appreciation (depreciation) on futures contracts as reported on Consolidated Schedule of Portfolio of Investments. The difference between book and tax amounts is due to timing differences in the recognition of gain and loss for book and tax purposes.

Permanent differences, primarily due to income and gain/loss from investments in the Subsidiaries, resulted in the following reclassifications as of December 31, 2019, among the Funds’ components of net assets:

	Distributable Earnings/ (Accumulated Loss)	Paid in Capital
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	$ 10,022,947	$ (10,022,947)
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	203,464	(203,464)
Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF	(141,676)	141,676

Notes to Consolidated Financial Statements (continued)

December 31, 2019

For the tax year ended December 31, 2019, following Funds had available capital loss carryforwards with no expiration date to offset future net capital gains to the extent provided by regulations:

	Short-Term	Total
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	$47,834	$47,834
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	2,626	2,626
Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF	1,072	1,072

The following Funds utilized available capital loss carryforwards:

Capital Loss Carryforwards Utilized
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	$10,171
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	10
Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF	416

Under current tax rules, Regulated Investment Companies can elect to treat certain post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of December 31, 2019, none of the Funds had post-October capital losses.

3.Investment Transactions and Related Income and Expenses

Throughout the reporting period, investment transactions are recorded on trade date.

Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date, or as soon as information is available. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities.

4.Transactions with Related Parties, Investment Advisory Fees

Under the terms of the Trust’s Investment Advisory Agreement (the “Advisory Agreement”), Aberdeen Standard Investments ETFs Advisors LLC (the “Advisor”) is subject to the supervision of the Board and will be responsible for the day-to-day business of the Trust, including the day-to-day management of risk of the Funds in accordance with each Fund’s investment objectives and policies. As compensation for its advisory services and assumption of each Fund’s expenses, the Advisor is entitled to a management fee, computed daily and payable monthly, at an annual rate of 0.25% (Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF); 0.29% (Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF), and 0.39% (Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF) of average daily net assets of each Fund and its Subsidiary. Vident Investment Advisory, LLC (the “Sub-Advisor”) serves as the sub-advisor to the Funds and Subsidiaries. A Trustee and certain officers of the Trust are employees of the Advisor or its affiliates, or the Administrator.

The Advisor pays most of the expenses of the Funds, including the cost of the Sub-Advisor, transfer agency, custody, fund administration, Independent Trustees and all other non-distribution related services necessary for the Funds to operate (“Covered Expenses”). Covered Expenses do not include the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, legal fees or expenses in connection with litigation or arbitration, extraordinary expenses, taxes, fees related to securities lending and distribution expenses paid by the Funds under their Rule 12b-1 Plans.

The Advisor has contractually agreed to waive the management fees that it receives from the Funds in an amount equal to the management fees paid to the Advisor by the Subsidiaries. This undertaking will continue in effect until at least May 1, 2020, and for so long as the Funds invest in the Subsidiaries and may be terminated only with the approval of the Board, except that it would terminate automatically if the Advisory Agreement with the Trust terminates.

Notes to Consolidated Financial Statements (continued)

December 31, 2019

5.Administration Fees

JPMorgan Chase Bank, N.A. (the “Administrator”) serves as administrator of the Funds. The Administrator provides certain administrative services to the Funds. For these services, the Administrator is entitled to certain fees and reasonable out-of-pocket expenses. These fees and expenses are Covered Expenses as defined above.

6.Custodian Fees

JPMorgan Chase Bank, N.A. (the “Custodian”) acts as custodian for the Funds in accordance with a Global Custody Agreement. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. As compensation for the services rendered under the agreement, the Custodian is entitled to fees and reasonable out-of-pocket expenses. These fees and expenses are Covered Expenses as defined above.

7.Trustees Fees

The Advisor pays the compensation for the Independent Trustees of the Trust. Each of the three Independent Trustees receives an aggregate fee consisting of a $25,000 annual retainer, payable quarterly, plus expenses, for his or her services as a Trustee of the Trust and as a member of any Board committees. These fees and expenses are Covered Expenses as defined above.

8.Distribution and Service Plan

ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor and distributes Creation Units (as defined in Note 9). Each Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act pursuant to which payment of up to 0.25% of average daily net assets may be made. However, no such fee is currently paid by the Funds.

9.Issuance and Redemption of Fund Shares

Each Fund issues and redeems shares only to Authorized Participants (typically market makers, large investors and institutions) in exchange for the deposit or delivery of assets (securities and/or cash), in large blocks known as Creation Units, each of which is comprised of a specified number of shares. Retail investors may only purchase and sell fund shares on a national securities exchange through a broker-dealer and such transaction may be subject to customary commission rates imposed by the broker-dealer. Information related to share transactions for each Fund during the reporting period is presented on the Consolidated Statements of Changes in Net Assets. The Funds each offer one class of shares, which has no front end sales load, no deferred sales charge and no redemption fee.

A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. Each Fund may adjust the transaction fee from time to time. An additional charge or a variable charge will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

Fund	Transaction Fee	Maximum Transaction Fee
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	$250	2%
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	$250	2%
Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF	$250	2%

10.Investment Transactions

For the year ended December 31, 2019, there were no costs associated with securities purchased or proceeds from sales of securities as all of the operational Funds were invested in short-term securities only.

Notes to Consolidated Financial Statements (continued)

December 31, 2019

11.In-Kind Transactions

Each Fund may deliver its investment securities in exchange for the redemption of shares (redemptions-in-kind). Cash and securities can be transferred for redemptions at fair value. For financial reporting purposes, each Fund records net realized gains and losses in connection with each transaction. Each Fund may also receive securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended December 31, 2019, there were no in-kind transactions.

12.Principal Risks

The Funds’ investments are subject to a variety of risks that may cause the Funds’ net asset values to fluctuate over time. Therefore, the value of an investment in a Fund could decline and an investor could lose money. Also, there is no assurance that the Advisor or the Sub-Advisor will achieve the Funds’ objectives.

An investment is subject to the following risks:

•Active Fund Management

Each Fund is an ETF that seeks to provide total return through actively managed exposure to the their respective index. The Funds actively manage commodity and commodity-linked futures and other financial instruments and are not designed to track the index. The Advisor and Sub-Advisor will determine the investments of the Funds and the Subsidiary on a discretionary basis, but there can be no guarantee that the Funds will meet their investment objectives.

•Authorized Participants

The Funds have entered into Authorized Participant Agreements with only a limited number of institutions. Should these Authorized Participants cease to act as such or for any reason be unable to create or redeem shares of the Funds and new Authorized Participants not appointed in their place, shares of the Funds may trade at a discount to that Fund’s net asset value and possibly face delisting.

•Cash Redemption Risk

Each Fund expects to effect its creations and redemptions primarily for cash due to the nature of its investments. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require a Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the Funds to recognize investment income and/or capital gains that it might not have recognized if it had made a redemption in-kind. As a result, the Funds may be less tax efficient and may have to pay out higher annual distributions than if the in-kind redemption process was used. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of a Fund on an exchange.

•Cayman Subsidiary

Changes in the laws of the United States (where the Funds are organized) and/or the Cayman Islands (where each Subsidiary is incorporated) could prevent a Fund and/or the relevant Subsidiary from operating as described in the Prospectus and the SAI and could negatively affect a Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on each Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require a Subsidiary to pay Cayman Islands taxes, this could lead to a decrease in the NAV of the Fund.

•Commodity Pool Regulatory Risk

Each Fund is deemed to be a commodity pool due to its investment exposure to commodity futures contracts and is subject to regulation under the Commodity Exchange Act (“CEA”) and Commodity Futures Trading Commission (“CFTC”) rules as well as the regulatory scheme applicable to registered investment companies. The Advisor is registered as a commodity pool operator (“CPO”) and the Sub-Advisor is registered as a commodity trading advisor (“CTA”). Registration as a CPO and CTA imposes additional compliance obligations on the Advisor, the Sub-Advisor, and each Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs for the Advisor or Sub-Advisor and may affect the operations and financial performance of the Fund. These requirements are also subject to change at any time.

Notes to Consolidated Financial Statements (continued)

December 31, 2019

•Commodity Price Risk

The NAV of a Fund will be affected by movements in commodity prices generally and by the way in which those prices and other factors affect the prices of the commodity futures contracts as explained in “Roll Yield” below.

Prices of commodity futures contracts fluctuate widely and have in the past experienced periods of extreme volatility and this may be affected by:

• commodity prices generally;

• trading activities on the exchanges upon which they trade, which might be impacted by the liquidity in the futures contracts; and

• trading activity specific to particular futures contract(s) and maturities.

•Cybersecurity Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

•Energy Sector Risk

Through its exposure to energy commodities, the Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF is subject to the risks of the energy sector and companies engaged in energy production and exploration. The energy sector and the price of energy commodity futures may be adversely affected by changes to or trends that affect commodity prices, the imposition of import controls, and government regulations related to environmental protection, health and safety. In addition, companies in the energy sector and the price of energy commodity futures may be impacted by economic conditions, technological developments, competition from alternative energy sources, and potential civil liabilities, such as environmental damage claims.

•Risks Specific to the Crude Oil Markets. The price of crude oil depends largely upon the supply and demand for oil. In particular, the demand for oil may be driven by governments or large institutions. Other factors that may significantly impact the price of crude oil include technological innovations related to extraction, refining and processing, storage costs, government regulation, social unrest or political upheaval in oil producing countries, and crude oil hedging activity by crude oil producers.

•Fixed-Income Securities and Money Market Instruments

A decline in an issuer’s credit rating or a rise in interest rates could cause the value of a fixed-income security or money market instrument to decrease. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. The Funds may be subject to a heightened risk of rising interest rates due to the current historically low interest rate environment and the likely impact on market conditions of any potential government fiscal policy initiatives that respond to these low rates. In addition, a Fund’s income may decline due to falling interest rates or other factors.

•Futures Contracts

The risk of loss in trading futures contracts in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not currently plan to use futures contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures contracts in a manner designed to limit its risk exposure to levels comparable to direct investment in stocks.

Utilization of futures by a Fund, through its Subsidiary, involves the risk of loss by the Subsidiary of margin deposits in the event of bankruptcy of a broker with whom the Subsidiary has an open position in the futures contract.

There is also liquidity risk that a particular future cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. If the Subsidiary encounters problems and it is not possible to close out the relevant positions, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. This could prevent a Subsidiary from

Notes to Consolidated Financial Statements (continued)

December 31, 2019

being able to sell a security or make an investment at the optimum time or require it to sell that investment at a disadvantageous time. Due to liquidity risk in the underlying instruments, there is no assurance that any futures position can be sold or closed out at a time and price that is favorable to the Subsidiary.

Although it is intended that the Subsidiaries will only enter into futures contracts if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

•General Market Risk

An investment in the Funds should be made with an understanding that the value of each Fund’s assets may fluctuate in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular asset or issuer and changes in general economic or political conditions (see Commodity Price Risk). An investor in the Funds could lose money over short or long periods of time.

•Investment Company Securities

Through its holdings of securities of other investment companies, including exchange-traded funds, the Fund will bear a proportionate share of the fees and expenses paid by such other investment company, including advisory and administrative fees.

•Leverage Risk

Certain of the Funds’ investments in derivatives (through the Subsidiaries) may give rise to a form of economic leverage as changes in the value or level of the assets underlying those derivatives can result in an increase in the gains or losses on the investment held by the Funds which could lead to losses to the Funds of greater than the investment in the derivative instrument. The Funds and Subsidiaries will comply with SEC guidance which requires them to maintain segregated assets equal to the value of all such derivative investments but the impact of this economic leverage may cause the Fund to realize it positions in these or other portfolio investments to meet the associated obligations at a time when it may not be advantageous for the Fund to do so.

•Liquidity

Generally, only Authorized Participants may redeem Fund shares. Investors other than Authorized Participants wishing to realize their Fund shares will generally need to rely on secondary trading in the public trading market. There can be no assurance as to the price at which, or volume in which, it may at any time be possible to realize Fund shares in the public trading market. Although each Fund’s shares are listed for trading on NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained.

•Roll Yield

The Funds, through the Subsidiaries, expect to invest in futures contracts which, as they near expiry, need to be replaced with later dated contracts in a process known as “rolling”. As the exchange traded futures contracts approach expiration, they will be sold prior to their expiry date and similar contracts that have a later expiry date are purchased. Thus, for example, a futures contract purchased and held in August may specify an October expiration. As time passes, the contract expiring in October may be replaced by a contract for delivery in November. Any difference between the price for the nearer delivery month contract and the price for distant month contract is known as a ‘roll yield’ and this can be either a positive amount or a negative amount. If the market for these contracts is (putting aside other considerations) in “backwardation”, which means that the prices are lower in the distant delivery months than in the nearer delivery months, the sale of the October contract would take place at a price that is higher than the price of the November contract, thereby creating a “roll yield”. While some of the contracts a Fund may hold have historically exhibited consistent periods of backwardation, backwardation may not exist at all times. Moreover, certain commodities, such as gold, have historically traded in “contango” markets. Contango markets are those in which the prices of contracts are higher in the distant delivery months than in the nearer delivery months. The absence of backwardation and presence of contango in a particular commodity market could result in negative “roll yields”, which could adversely affect the value of a Fund which holds the relevant futures contracts. However, the existence of contango (or backwardation) in a particular commodity market does not automatically result in negative (or positive) “roll yields”. The actual realization of a potential roll yield will be dependent upon the shape of the futures curve. The term ‘futures curve’ refers to the relationship between the price of futures contracts over different futures contract maturity dates when plotted in a graph.

Notes to Consolidated Financial Statements (concluded)

December 31, 2019

If the relevant part of the commodity futures curve is in backwardation — a downward sloping futures curve — then, all other factors being equal, the price of a product or index holding that future will tend to rise over time as lower futures prices converge to higher spot prices. The opposite effect would occur for contango.

•Shares of a Fund May Trade at Prices Other than NAV

Although it is expected that the market price of the shares of a Fund will approximate the Fund’s NAV when purchased and sold in the secondary market, the Fund’s face numerous market trading risks, including the potential lack of an active market for Fund shares, disruptions in the securities markets in which the Funds invest, periods of high market volatility and disruptions in the creation/redemption process. Any of these may lead to ties when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount).

•Swap Agreements

Swaps can involve greater risks than a direct investment in an underlying asset and these may increase or decrease the overall volatility of the Fund’s investment and its share price. As with other transactions, a Fund will bear the risk that the counterparty will default, which could cause losses to the Fund.

•Tax Risk

In order to qualify for the favorable U.S. federal income tax treatment accorded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), each Fund must derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”) and must satisfy certain asset diversification requirements. Certain of a Fund’s commodity-related investments, if made directly, will not generate income that is qualifying income and will require the Fund to limit its investments to comply with the asset diversification test. If a Fund was to fail to meet the qualifying income test or the asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. The failure by a Fund to qualify as a RIC would have significant negative tax consequences to Fund shareholders and would affect a shareholder’s return on its investment in such Fund. Under certain circumstances, a Fund may be able to cure a failure to meet the qualifying income test or the asset diversification test if such failure was due to reasonable cause and not willful neglect, but in order to do so the Fund may incur significant fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

13.Indemnifications

Under the Trust’s organizational documents, the Trustees (and its directors, employees and agents) and the Advisor (and its members, managers, directors, officers, employees and affiliates) are indemnified by the Trust against any liability, cost or expense it incurs without gross negligence, bad faith or willful misconduct on its part and without reckless disregard on its part of its obligations and duties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Funds expect the risk of loss to be remote.

14.Subsequent Events

On January 15, 2020, the Board of Trustees of Aberdeen Standard Investments ETFs approved the termination and liquidation of Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF pursuant to the terms of a Plan of Liquidation. The Fund ceased the purchase of Creation Units and suspended trading on the NYSE Arca on February 14, 2020 and liquidated on February 20, 2020 (the “Liquidation Date”).

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Aberdeen Standard Investments ETFs

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of portfolio investments, of Aberdeen Standard Investments ETFs comprising Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF, Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF, and Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF (formerly, Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF) (the “Funds”) as of December 31, 2019, the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the consolidated financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 26, 2020

Tax Information

December 31, 2019 (Unaudited)

Treasury Income

For the year ended December 31, 2019, the percentage of income earned from direct U.S. Treasury obligations approximately amounted to the following:

Fund	Percentage
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	99.34%
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	99.75
Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF	28.00

Aberdeen Standard Investments ETFs

Expense Examples (Unaudited)

As a shareholder, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares, and (2) ongoing costs, including advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the entire period ended December 31, 2019.

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the entire period ended December 31, 2019.

The second line under each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage charges. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

Aberdeen Standard Investments ETFs

Expense Examples (Unaudited) (concluded)

	Beginning Account Value	Ending Account Value 12/31/19	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF
Actual	$1,000.00	$1,023.90	$1.28	0.25%
Hypothetical	$1,000.00	$1,023.95	$1.28	0.25%
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
Actual	$1,000.00	$1,030.90	$1.48	0.29%
Hypothetical	$1,000.00	$1,023.74	$1.48	0.29%
Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF
Actual	$1,000.00	$1,059.90	$2.02	0.39%
Hypothetical	$1,000.00	$1,023.24	$1.99	0.39%

*Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Aberdeen Standard Investments ETFs

Trustees and Officers (Unaudited)

Interested Trustee

Name and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During Past 5 Years(3)
Interested Trustees
Bev Hendry (1953)	Trustee, 2018 - present President, 2018 - present	Chairman - Americas for Aberdeen Standard Investments (2018 - present); Director - Aberdeen Standard Investments (2014 - present); Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014 - 2018).	9
Independent Trustees
Stephen O’Grady* (1946)	Trustee, 2014 - present Chairperson, April 2018 - present	GFI Group Inc (GFIG) Financial Brokerage, Head of ETF Unit (February 2011 - January 2012); Kellogg Capital, Partner (January 2011 - April 2014).	5	Trustee, Greenhaven Continuous Commodity ETF (GCC) (January 2013 - December 2015); Trustee, Virtus ETFs (formerly Infracap Master Limited Partnership ETF (October 2014 - present).
John Sievwright (1955)	Trustee, 2018 - present	Non-Executive Director of NEX Group plc (2017 - November 2018) (financial); Non-Executive Director of ICAP PLC (2009 - 2016) (financial); Non-Executive Independent Director of FirstGroup plc (2002 - 2014) (transport).	9
William M. Thomas** (1962)	Trustee, 2014 - present	Wedgewood Partners, President (August 2015 - present); ActiveETF Partners, Managing Partner (December 2012 - August 2015). Chairman, Squirrel Island, Maine, Squirrel Island Board of Overseers (2009 - 2015).	5	President and Interested Trustee, Grail Advisors ETF Trust (2009 - 2011).

Aberdeen Standard Investments ETFs

Trustees and Officers (Unaudited) (concluded)

Officers of the Trust

Name and Year of Birth of Officer	Position(s) Held with the Trust, Term of Office(4) and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Bev Hendry (1953)	President and Trustee, 2018 - present

Chairman - Americas for Aberdeen Standard Investments (2018 - present); Director Aberdeen Standard Investments (2014 - present); Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014 - 2018).

Steven Dunn (1969)	Vice President, 2018 - present

Currently, Head of Exchange-traded Funds for Aberdeen Standard Investments. Previously, Executive Director, Head of U.S. for ETF Securities Advisors LLC since September of 2015. Prior to joining ETF Securities Advisors, LLC, Mr. Dunn was a Director at Deutsche Bank in the ETF business.

Alan Goodson (1974)	Vice President, 2018 - present	Currently, Director, Vice President and Head of Product — Americas for Aberdeen Standard Investments. Mr. Goodson joined Aberdeen Standard Investments in 2000.
Andrea Melia (1969)	Principal Financial Officer & Treasurer, 2018 - present	Currently, Vice President and Head of Fund Operations Traditional Assets — Americas for Aberdeen Standard Investments. Ms. Melia joined Aberdeen Standard Investments in September 2009.
Lucia Sitar (1971)	Vice President, 2018 - present	Currently, Vice President and Managing U.S. Counsel for Aberdeen Standard Investments. Ms. Sitar joined Aberdeen Standard Investments in July 2007.
Adam Rezak (1969)	Chief Compliance Officer and Vice President, 2014 - present	Currently, Chief Compliance Officer - ETFs for Aberdeen Standard Investments. Previously, Chief Compliance Officer of ETF Securities Advisors LLC, since July 2014.
Brian Kordeck (1978)	Assistant Treasurer, 2018 - present	Currently, Senior Fund Administration Manager for Aberdeen Standard Investments. Mr. Kordeck joined Aberdeen Standard Investments in 2013.
Megan Kennedy (1974)	Secretary and Vice President, 2018 - present	Currently, Head of Product Management for Aberdeen Standard Investments. Ms. Kennedy joined Aberdeen Standard Investments in 2005.
Stephen Varga (1985)	Assistant Secretary, 2018 - present	Currently, Senior Product Manager for Aberdeen Standard Investments. Mr. Varga joined Aberdeen Standard Investments in 2011.
JoAnn Carter (1964)	Assistant Secretary, 2017 - present	Currently, Assistant Vice President of JPMorgan Chase Bank, N.A., since August 2013.

*Chair of the Audit Committee.

**Chair of the Nominating Committee.

(1)Each Trustee serves during the lifetime of the Funds or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed, and until the election and qualification of his or her successor.

(2)As of December 31, 2019, the Fund Complex consisted of the Trust (consisting of five portfolios), Aberdeen Investment Funds (consisting of four portfolios), Aberdeen Funds (consisting of 24 portfolios), Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Premier Properties Fund, Aberdeen Global Dynamic Dividend Fund and Aberdeen Total Dynamic Dividend Fund.

(3)Directorships (excluding Fund Complex) held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

(4)Elected by and serves at the pleasure of the Board with no set term.

Additional Information (unaudited)

December 31, 2019

Proxy Voting Information

A description of the Trust’s proxy voting policies and procedures is attached to the Funds’ Statement of Additional Information, which is available without charge by visiting the Trust’s website at http://www.aberdeenstandard.com/en-us/us/investor/fund-centre or the Securities and Exchange Commission’s (“SEC”) SEC’s website at www.sec.gov or by calling 844-383-7289.

When available, information regarding how a Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 will be available without charge upon request by calling 844-383-7289 or by visiting either http://www.aberdeenstandard.com/en-us/us/investor/fund-centre or the SEC’s website at www.sec.gov.

Portfolio Holdings Information

Information about each Fund’s daily portfolio holdings is available http://www.aberdeenstandard.com/en-us/us/investor/fund-centre. In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year (December 31) and its second fiscal quarter (June 30) in its reports to shareholders. No later than 60 days after the end of each fiscal quarter, each Fund files with the SEC on Form N-PORT, a complete schedule of its fund holdings as of each month-end during the relevant quarter. Prior to March 31, 2019, each Fund filed with the SEC on Form N-Q, a complete schedule of its fund holdings for the first and third quarters of its fiscal year. The Fund’s Form N-PORT and Form N-Q are available on the SEC’s website at www.sec.gov.

Premium/Discount and NAV Information

Information regarding each Fund’s NAV and how often shares of the Funds traded on the Listing Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the most recently completed calendar year and most recently completed calendar quarters are available on the website at http://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Aberdeen Standard Investment ETFs

c/o ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Must be accompanied or preceded by a Prospectus.

Distributor: ALPS Distributors, Inc.

Item 2. Code Of Ethics.

(a)	As of the end of the period, December 31, 2019, the Registrant has adopted a Senior Financial Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”). The Registrant has not amended its Code of Ethics during the period covered by this report. The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least three “audit committee financial experts” (as defined in Item 3 of Form N-CSR), serving on its audit committee. Stephen O’Grady, John Sievwright and William M. Thomas are the “audit committee financial experts” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for Aberdeen Standard Investments ETFs by Cohen & Company (“Cohen”) for the years ended December 31, 2018 and December 31, 2019 were:

2018
Audit Fees	$62,100
Audit Related Fees	—
Tax Fees	21,600
All Other Fees	—
Total:	83,700

2019
Audit Fees	$65,000
Audit Related Fees	—
Tax Fees	$24,000
All Other Fees	—
Total:	$89,000

(a)	Audit Fees: These fees relate to professional services rendered by Cohen for the audits of the Registrant’s annual financial statements or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Registrant, issuance of consents and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees: These fees relate to assurance and related services rendered by Cohen that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above.

(c)	Tax Fees: These fees relate to professional services rendered by Cohen for tax compliance, tax advice and tax planning.

(d)	All Other Fees: These fees relate to products and services provided by Cohen other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)(1)	The Registrant’s Audit Committee Charter provides that the Audit Committee is responsible for the approval of, prior to the appointment of, the engagement of the principal accountant to annually audit the Registrant’s financial statements. The Audit Committee must also pre-approve the engagement of the principal accountant to provide non-audit services to the Registrant, Aberdeen Standard Investments ETFs or to any entity controlling, controlled by or under common control with Aberdeen Standard Investments ETFs that provides ongoing services to the Registrant, if the engagement has a direct impact on the operations or financial reporting of the Registrant. The pre-approvals may be delegated to a designated representative (or representatives) of the audit committee and such pre-approvals and approvals must be reported to the full Audit Committee at its next meeting. Each designated representative must be a member of the Audit Committee.

(e)(2)	No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2018 and December 31, 2019: $0 and $0, respectively.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services to Service Affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. All of the Board’s independent Trustees, Stephen O’Grady, William M. Thomas and John Sievwright are members of the Audit Committee.

(b)	Not Applicable.

Item 6. Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers

The complete schedule of investments is included in the report to shareholders in Item 1 of this Form N-CSR.

(b)	Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchase Of Equity Securities By Closed-End Management Investment Company And Affiliated Purchasers.

Not applicable.

Item 10. Submission Of Matters To A Vote Of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls And Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a - 3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 - Please see item 2.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not applicable.

(a)(4)	Change in the registrant’s independent public accountant – Not applicable

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Standard Investments ETFs

By:	/s/Bev Hendry
Bev Hendry
President
March 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Bev Hendry
Bev Hendry
President
March 4, 2020

By:	/s/Andrea Melia
Andrea Melia
Treasurer and Principal Financial Officer
March 4, 2020